SCHEDULE 14A
                                  (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

            SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the
     Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [x]
Filed by a Party other than the Registrant   [  ]
Check the appropriate box:
[  ]   Preliminary Proxy Statement

[  ]   Confidential, for Use of the
        Commission Only (as permitted
        by Rule 14a-6(e)(2))

[x]   Definitive Proxy Statement
[  ]   Definitive Additional Materials
[  ]   Solicitation Material Under Rule 14a-12

                  DOVER INVESTMENTS CORPORATION
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement, if other than
       Registrant)
Payment of Filing Fee:
     [x]   No fee required
     [  ]   Fee computed on table below per Exchange Act
             Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
             (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)    Proposed  maximum aggregate value of transaction:


     (5)    Total fee paid:


     [  ]    Fee paid previously with preliminary materials:

     [  ]    Check box if any part of fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the
              filing for which the offsetting fee was paid
              previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1.)   Amount Previously Paid:

     (2.)   Form, Schedule or Registration Statement no:

     (3.)   Filing Party:

     (4.)   Date Filed:




                                 NOTICE OF
          ANNUAL MEETING OF STOCKHOLDERS


            The Annual Meeting of Stockholders of  Dover
Investments Corporation will be held at Hyatt Regency San Francisco, 5 Embarcadero Center, San Francisco, California, on Thursday, May 22, 2003, at 9:00 A.M., for the following purposes:

     (1) To elect four directors (one of whom will be elected by holders of the Class A Common Stock and three of whom will be elected by holders of the Class B Common Stock), each to hold office until the next annual meeting and until his successor has been elected and qualified;

     (2)  To ratify and approve an amendment to the 1995 Stock
            Option Plan to increase the authorized number of shares available under the plan and to extend the date of termination of the plan until January 16, 2007;

     (3) To ratify and approve an amendment to the Stock Option Plan for Nonemployee Directors to increase the authorized number of shares available under the plan and to extend the date of termination of the plan until January 16, 2007;

     (4) To ratify the appointment of Grant Thornton LLP as the Company's independent public accountant for the year ended December 31, 2003; and

     (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

            The Board of Directors has fixed the close of business on March 24, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at this meeting or any adjournment thereof. In accordance with Delaware law, a list of the Company's stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during normal business hours at the Company's offices at 100 Spear Street, Suite 520, San Francisco, California, for ten days prior to the meeting.



         BY ORDER OF THE BOARD OF DIRECTORS

                                     FREDERICK M. WEISSBERG
                                     Chairman of the Board of Directors and
                                     President

San Francisco, California
April 3, 2003


         IMPORTANT: To ensure your representation at the meeting please date, sign and mail the enclosed Proxy card(s) promptly in the return envelope which has been provided.










             DOVER INVESTMENTS CORPORATION

                                 Proxy Statement
                                      for the
                        Annual Meeting of Stockholders
                           to be Held on May 22, 2003


         The accompanying proxy is solicited on behalf of the Board of Directors of Dover Investments Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 9:00 a.m. on Thursday, May 22, 2003, at Hyatt Regency San Francisco, 5 Embarcadero Center, San Francisco, California, or any adjournment thereof. Any stockholder giving a proxy has the power to revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation, by attending the Annual Meeting and voting in person, or by submitting a duly executed proxy bearing a later date.
The expense of soliciting proxies will be paid by the Company.
The Company will request brokers, custodians, nominees and other holders of record to forward copies of soliciting material to persons for whom they hold shares of Company stock and to request authority for the execution of proxies. In such cases, the Company will reimburse holders for their reasonable charges or expenses. The Company's principal executive office is located at 100 Spear Street, Suite 520, San Francisco,
California 94105. This proxy statement and the accompanying form(s) of proxy were mailed to stockholders on or about
April 3, 2003.


                          VOTING RIGHTS

         The Board of Directors has fixed the close of business on March 24, 2003 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. The voting securities of the Company outstanding at the close of business on that date were 1,001,788 shares of Class A Common Stock and 312,512 shares of Class B Common Stock, each with a $.01 par value. The Company's Restated Certificate of Incorporation provides that, so long as the total number of shares of Class B Common Stock outstanding on any record date for a meeting of stockholders at which directors are to be elected equals or exceeds 12 1/2% of the total number of outstanding shares of Common Stock of both classes on such date, the holders of Class A Common Stock will vote as a separate class to elect
25% of the Board of Directors (the "Class A Directors") and the holders of the Class B Common Stock will vote as a separate class to elect the remaining 75% of the Board of Directors (the "Class B Directors"). If 25% of the authorized number of directors is not a whole number, then the holders of Class A
Common Stock are entitled to elect the next higher whole number of directors that is at least 25% of the authorized number of directors. The total number of outstanding shares of Class B
Common Stock on March 24, 2003 constituted 23.78% of the total number of outstanding shares of Common Stock of both classes. Accordingly, holders of record of Class A Common
Stock will vote as a separate class at the Annual Meeting with respect to the election of directors and be entitled to elect one Class A Director. Holders of record of Class B Common Stock, voting as a separate class, will be entitled to elect the three Class B Directors. Holders of the Class A Common Stock and of the Class B Common Stock generally will vote together as a single class on other matters submitted to a stockholder's vote, with the Class A Common Stock entitled to one vote per share and the Class B Common Stock entitled to ten votes per share.

         The representation in person or by proxy of not less than a majority of the shares entitled to vote at the meeting will constitute a quorum. The Class A Director and Class B
Directors will be elected by a plurality of the respective votes cast by holders of Class A Common Stock and Class B
Common Stock. The affirmative vote of a majority of the votes entitled to be cast by the holders of shares represented at the meeting is required for the approval and adoption of Proposals
2, 3 and 4. Because abstentions and "non-votes" are counted as present in determining whether the quorum requirement is satisfied, abstentions and "non-votes" will have the effect of a vote against a proposal. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

                   SECURITY OWNERSHIP OF CERTAIN
            BENEFICIAL OWNERS AND MANAGEMENT

The following table shows as of March 24, 2003, (i) for each person who is known by the Company to be a beneficial owner of more than 5% of the Company's Class A or Class B Common Stock, and (ii) for each director and executive officer and all directors and executive officers as a group, the amount and nature of their beneficial ownership and percentage of all outstanding Class A
Common Stock and Class B Common Stock owned by them.
Unless otherwise indicated in the footnotes to the table, to the Company's knowledge, each person has sole voting and dispositive power with respect to the shares owned by such person.

                                                                                                                         Aggregate
                                                              Percentage                       Percentage  Voting
                                          Class A        of                 Class B        of                 Power
                                         Common      Outstanding  Common      Outstanding Represented
Name                Position    Shares          Class A        Shares          Class B        by Shares
and                    with         Beneficially  Common      Beneficially  Common      Beneficially
Address            Company  Owned         Shares(1)     Owned         Shares(2)     Owned(3)
The
Lawrence
Weissberg
Revocable
Living Trust
100 Spear St.
#520
San Francisco,
CA 94105         N/A           431,021(4)    43.03%           245,114(4)   78.43%           69.84%


Lawrence
Weissberg
100 Spear St.
#520
San Francisco,
CA  94105        N/A           431,808(5)    43.10%           245,114(6)   78.43%           69.86%





Frederick M.     Chairman
Weissberg         of the
100 Spear St.     Board of
#520                  Directors
San Francisco,   and
CA 94105         President   19,698(7)      1.97%             0                   0                     *


Arnold
Addison
727
Industrial
Parkway
Hayward,
CA 94544         Director     2,950(8)        *                     0                   0                     *


John
Gilbert
400
Montgomery
Street
Suite 820
San Francisco,
CA 94104         Director     2,750(9)        *                     0                   0                     *


Will C.
Wood
212 Felton
Drive
Menlo Park,
CA 94025         Director     11,950(10)    1.19%             0                   0                     *


Erika
Kleczek
100 Spear St.
Suite 520          Principal
San Francisco,  Financial
CA 94105         Officer       23,166(11)    2.31%             0                   0                     *




Robert
Naify
172 Golden
Gate Avenue
San Francisco,
CA 94102         N/A            54,437          5.43%             23,330          7.47%             6.97%

Leeward
Capital, L.P.
Leeward
Investments,
LLC
Eric P. Von
der Porten
1139 San
Carlos Ave.
Suite 302
San Carlos,
CA 94070         N/A            97,000(12)   9.68%             0                   0                      2.35%


All executive
officers and
directors as
a group of
five persons      N/A            60,514(13)   6.04%             0                   0                      1.47%



* Less than one percent (1%) of the outstanding class of stock or aggregate voting power of the Class A Common Stock and Class B Common Stock combined.

(1) Based on a total of 1,001,788 currently outstanding shares of Class A Common Stock plus the respective number of shares issuable upon exercise of options owned by each individual exercisable within 60 days of March 24, 2003.

(2) Based on a total of 312,512 currently outstanding shares of Class B Common Stock plus the respective number of shares issuable upon exercise of options owned by each individual exercisable within 60 days of March 24, 2003.

(3)    For matters other than the election of directors only.

(4) The Lawrence Weissberg Revocable Living Trust has shared voting and dispositive power with respect to the shares of Class A and Class B Common Stock owned by it.

(5) Includes 431,021 shares of Class A Common Stock owned by The Lawrence Weissberg Revocable Living Trust, of which
        Lawrence Weissberg is the settlor, and 787 shares of Class A
        Common Stock which are held in trust for the benefit of the grandchildren of Lawrence Weissberg for which Lawrence
        Weissberg is co-trustee. Lawrence Weissberg has shared voting and dispositive power with respect to these shares. Except to the extent of his shared voting and dispositive power as the settlor of The Lawrence Weissberg Revocable Living Trust, Lawrence
        Weissberg disclaims beneficial ownership of the 431,021 shares of Class A Common Stock owned by the Lawrence Weissberg
        Revocable Living Trust. Lawrence Weissberg disclaims beneficial ownership of the 787 shares of Class A Common Stock held in trust for the benefit of the grandchildren of Lawrence Weissberg. Excludes 1,810 shares of Class A Common Stock which are owned by Lawrence Weissberg's wife, of which Lawrence Weissberg disclaims beneficial ownership.

(6) Consists of 245,114 shares of Class B Common Stock owned by The Lawrence Weissberg Revocable Living Trust, of which Lawrence Weissberg is the settlor. Lawrence Weissberg has shared voting and dispositive power with respect to these shares. Except to the extent of his shared voting and dispositive power as the settlor of The Lawrence Weissberg Revocable Living Trust, Lawrence Weissberg disclaims beneficial ownership of these shares.

(7) Includes 8,333 shares issuable upon exercise of options exercisable within 60 days of March 24, 2003. Also includes 5,324 shares of Class A Common Stock which are held in trust for the benefit of family members of Frederick M. Weissberg for which Frederick M. Weissberg is trustee and 787 shares of Class A Common Stock which are held in trust for the benefit of the grandchildren of Lawrence Weissberg for which Frederick M. Weissberg is co-trustee. Also includes 4,659 shares of Class A Common Stock owned by The Lawrence Weissberg Foundation, of which Frederick M. Weissberg is a director. Frederick M. Weissberg has shared voting and dispositive power with respect to the 4,659 shares of Class A Common Stock owned by The Lawrence Weissberg Foundation and the 787 shares of Class A Common Stock held in trust for the benefit of the grandchildren of Lawrence Weissberg. Frederick M. Weissberg disclaims beneficial ownership of all the shares of Class A Common
        Stock described in this footnote, other than the 8,333 shares issuable upon exercise of options.

(8) Includes 500 shares issuable upon exercise of options exercisable within 60 days of March 24, 2003.
(9) Includes 2,250 shares issuable upon exercise of options exercisable within 60 days of March 24, 2003.

(10) Includes 1,500 shares issuable upon exercise of options exercisable within 60 days of March 24, 2003.

(11) Includes 21,621 shares issuable upon exercise of options exercisable within 60 days of March 24, 2003.

(12) Based on information set forth in a Schedule 13D of February 28, 2000, as filed with the Securities and Exchange Commission.

(13) Includes 34,204 shares issuable upon exercise of options exercisable within 60 days of March 24, 2003.























                   PROPOSAL 1 -- ELECTION OF DIRECTORS

Nominees for Directors

      Action is to be taken at the Annual Meeting with respect to the election of a total of four directors, consisting of one Class A Director and three Class B Directors, to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Holders of the Class A Common Stock will vote as a separate class for the election of the Class A Director and holders of the Class B Common Stock will vote as a separate class for the election of the Class B Directors. Each proxy with respect to the Class A Director (the proxy card printed with black ink) may not be voted for more than one nominee and each proxy with respect to the Class B Directors (the proxy card printed with red ink) may not be voted for more than three nominees. It is intended that the proxies solicited by and on behalf of management will be voted for the election of the nominees listed in the following table.
In the event any of the nominees, for any reason, should cease to be a candidate for a position as a director, the proxies will be voted in accordance with the best judgment of the person or persons acting under them and may be voted for another person nominated by management. The Company knows of no current circumstances which would render any nominee unable to accept nomination or election. Under the terms of the Company's By-Laws, a vacancy may be filled by the Board of Directors.

       The following table indicates as to each nominee the year when he was first elected or appointed a director, his age and class of directorship:

                                            Director                  Class of
Name                                  Since          Age       Directorship
Arnold Addison                  1992           73          Class B
John Gilbert                        1993           63         Class B
Frederick M. Weissberg      2001           55         Class B
Will C. Wood                     1992           63          Class A

      Arnold Addison. Mr. Addison is a self-employed investor in real estate. From 1997 until December 2000 Mr. Addison was Vice President of Capital Auto Rental Services, an auto leasing company. He has been President of Addison Financial Corporation, an auto leasing company, since October 1987. He has also been the owner of Warm Springs Land Co., a real estate investment firm, since January 1985. Mr. Addison has served as Class A Director since 1992.

      John Gilbert. Mr. Gilbert has been a self-employed financial consultant since 1989 and has seventeen years of experience as a general contractor and home builder. He has served as Class B
Director since 1993.

      Frederick M. Weissberg. Mr. Frederick M. Weissberg is presently the Chairman of the Board of Directors and President of the Company. He has been in the real estate finance and development field for over thirty years. From 1976 until 1991 Mr. Frederick M. Weissberg worked for Homestead Savings and Loan Association, a former subsidiary of the Company, as a Loan Production Branch Manager, Vice President of Secondary Marketing and Vice President of Lending Operations. In 1991 he founded Dabenica Investment Corporation, of which he has been the President and Chief Executive Officer since its formation. Dabenica Investment Corporation is a mortgage brokerage company specializing in securing financing for builders and developers of single family projects throughout California. From 1997 until December 11, 2001 Mr. Frederick M. Weissberg worked for the Company as Assistant to the President. In this capacity he assisted Mr. Lawrence Weissberg with the day to day operations of the Company.
From October 16, 2001 until December 11, 2001 Mr. Frederick
M. Weissberg also served as Executive Vice President of the Company. Mr. Frederick M. Weissberg was appointed a
Class B Director, Chairman of the Board of Directors and President of the Company effective December 11, 2001, concurrently with the effectiveness of Mr. Lawrence Weissberg's resignation as a director, Chairman of the Board of Directors and President of the Company for health related reasons. Mr. Frederick M. Weissberg is a son of Mr. Lawrence Weissberg.

      Will C. Wood. Mr. Wood has been a principal of Kentwood Associates, a financial advisory firm, since
November 1993. He was an international banking executive with Wells Fargo Bank, Crocker Bank and Citibank from
1972 through 1989 and was managing Director of IDI
Associates from 1989 to 1993. Mr. Wood has been a director of Banco Latino de Exportaciones S.A, a Latin American bank, since April 1999. He has served as Class B Director since 1992.


      There is no family relationship between any of the Company's directors, executive officers or nominees for director.

      However, Mr. Frederick M. Weissberg, the Chairman of the Board of Directors and President of the Company, is a son of Mr. Lawrence Weissberg. In addition, Frederick M. Weissberg, together with William Weissberg, a brother of Frederick M. Weissberg, and Marvin Weissberg, a brother of Lawrence Weissberg, are co-trustees of The Lawrence Weissberg
Revocable Living Trust, U/D/T dated November 25, 1992
(the "Trust"), a revocable trust formed by Lawrence Weissberg for estate planning and succession purposes. The assets of the Trust include 431,021 shares of the Company's Class A Common Stock and 245,114 shares of the Company's Class B Common
Stock, which as of March 24, 2003 represent 43.03% of the outstanding Class A Common Stock and 78.43% of the outstanding Class B Common Stock, respectively.
See "Security Ownership of Certain Beneficial Owners and Management" above. As co-trustees of the Trust, Frederick, Marvin and William Weissberg share power to vote and dispose of the shares of the Company's Common Stock held by the Trust (but are not deemed to be beneficial owners of such shares pursuant to Rule 13d-3 under the Securities Exchange
Act of 1934). To the Company's knowledge, other than as described in this paragraph, there is no arrangement or understanding among Lawrence, Frederick, Marvin or William Weissberg with respect to the election of directors or other matters involving the Company's securities.

Committees and Meetings of the Board of Directors

      In 2002, the Board of Directors of the Company held six regular meetings. Each of the directors attended at least 75% of the meetings of the Board of Directors held during the period for which he has been a director.

      The Board of Directors of the Company established a Compensation Committee in January 1995. The Compensation
Committee of the Board of Directors consists of John Gilbert and Will C. Wood. The Compensation Committee reviews and sets
Company executive compensation policies and recommends to the Board the level of compensation of the President.
The Compensation Committee held two meetings during fiscal
2002, which were attended by Messrs. Gilbert and Wood.


      The Board of Directors of the Company established an Audit Committee in January 2002. The Audit Committee consists of Arnold Addison and John Gilbert. The function of the Audit Committee is to assist the Board of Directors in carrying out its oversight responsibilities relating to the Company's accounting policies, internal control and financial reporting practices.
The Board of Directors has adopted a written charter for the Audit Committee. The members of the Audit Committee are independent as independence is defined in Rule 4200(a)(14) of the NASD's listing standards. The Audit Committee held four meetings during 2002.

      The Board of Directors does not have a nominating committee.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the Securities and Exchange Commission (the "SEC").

      Based solely on the Company's review of the reporting forms received by it, and written representations from certain persons that no Form 5 reports were required to be filed, the Company believes that during the period from January 1, 2002 to December 31, 2002, inclusive, all filing requirements applicable to the Company's officers and directors and greater than ten percent stockholders were satisfied.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE
     STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

         COMPENSATION OF EXECUTIVE OFFICERS
         AND DIRECTORS

Compensation of Executive Officers

      The compensation of the executive officers of the Company whose total annual salary and bonus exceeded $100,000 for services in all capacities to the Company and its partnerships during 2000, 2001 and 2002 was as follows:



                                   SUMMARY COMPENSATION TABLE
Name and Principal                                     Salary and              All Other
Position                               Year                Bonus ($)               Compensation ($)
Frederick M. Weissberg      2002                $225,000(1)            $40,000(4)
Chairman of the Board        2001                    52,501(2)(3)           6,250(4)
and President                      2000                    25,000(2)                6,250(4)

Erika Kleczek                     2002                  125,000(5)              27,500(4)
Principal                             2001                  150,000(6)              35,000(4)
Financial Officer                 2000                  140,000(7)              22,500(4)

        (1)     Includes a bonus of $50,000.
        (2)     Mr. Frederick M. Weissberg did not earn a bonus in 2000 or 2001.
        (3) Mr. Frederick M. Weissberg's annual base salary was increased to $150,000 effective October 16, 2001, and was increased to $175,000 effective December 11, 2001.
        (4)     Contribution to Qualified Retirement Plan.
        (5)     Includes a bonus of $15,000.
        (6)     Ms. Erika Kleczek did not earn a bonus in 2001.
        (7)     Includes a bonus of $50,000.

Option Grants in Last Fiscal Year

                                                                                                            Potential Realizable
                                                                                                            Value of Assumed
                        Number of    Percent of                                                Annual Rates of
                        Securities      Total Options                                          Stock Price
                        Underlying    Granted to        Exercise or                     Appreciation
                        Options         Employees in    Base Price    Expiration  For Option Term
Name              Granted         Fiscal Year        ($/share)       Date                5%          10%


Frederick M.
Weissberg       25,000          69.44%              $16.610         03/12/07    $529,975.92 $668,764.28
Frederick M.
Weissberg       10,000          27.78%                15.675         11/13/07      200,057.13   252,447.44
Erika
Kleczek            1,000             2.78%                14.250         11/13/12        18,187.01     22,949.77

Aggregate Option Exercises in Last Fiscal Year and F-Y-End Option Values


                                                              Number of
                                                              Securities Underlying            Value of Unexercised
                        Shares                            Unexercised Options at         In-the-Money Options
                        Acquired      Value        December 31, 2002               at December 31, 2002(1)
Name               on Exercise  Realized   Exercisable  Unexercisable   Exercisable  Unexercisable
Frederick M.
Weissberg         -                    -                -                  35,000              $ -                 $ 2,800.00

Erika
Kleczek             -                    -              23,166            4,334              119,796.70     11,377.25


(1) The value of unexercised options is the average of the high and low bid information as reported on the over-the-counter market of the Company's Class A Common Stock on December 31, 2002, $15.95, less the exercise price of the option, multiplied by the number of outstanding options.

Compensation of Directors

      The Company pays each nonemployee director $1,000 for each meeting of the Board of Directors of the Company attended.
None of the Company's directors, other than Mr. Frederick M.
Weissberg, are employees of the Company.

      Non-employee directors receive stock options pursuant to the Company's Stock Option Plan for Non-employee Directors
(the "Director Plan"). Under the Director Plan, each non-employee director is automatically granted options to purchase 500 shares of Class A Common Stock on each anniversary date of his or her appointment or election to the Board of Directors, until the plan terminates or the director ceases to be a director. Options granted under the Director Plan become exercisable in installments to the extent of one-half on the date one year after the date of grant, and the remaining one-half on the date two years after the date of grant. The exercise price for shares subject to options granted under the Director Plan is the fair market value of the shares at the date of the option grant.

Equity Compensation Plan Information

      The following table provides information as of December 31,
2002 regarding the number of shares of Class A Common Stock
and Class B Common Stock that may be issued under the Company's equity compensation plans. The table does not include the additional shares that may be issued under the 1995 Stock Option Plan and the
Stock Option Plan for Nonemployee Directors if the amendments to such plans are approved at the Annual Meeting.
                                                                                                           Number of securities
                                                                                                           remaining available for
                                                                                                           future issuance under
                                  Number of securities to    Weighted average      equity compensation
                                  be issued upon exercise    exercise price of        plans (excluding
                                  of outstanding options,     outstanding options,  securities reflected

Plan Category            warrants and rights           warrants and rights    in the first column)
Equity
compensation
plans approved by

security holders         60,650 (1)                         $13.56                          0

Equity
compensation
plans not approved
by security holders    0                                        N/A                              0

Total                          60,650 (1)                         $13.56                          0

(1)  The number of securities shown represents shares of Class A
       Common Stock. Class B Common Stock is not available to be issued under the Stock Option Plan for Nonemployee Directors. Class A or Class B Common Stock may be issued under the 1995
       Stock Option Plan, but all outstanding options under that plan are options to purchase Class A Common Stock.

Report of the Audit Committee

      The function of the Audit Committee is to assist the Board of Directors in carrying out its oversight responsibilities relating to the Company's accounting policies, internal control and financial reporting practices.

      The Audit Committee reviewed the Company's financial statements for the fiscal year 2002 and met with management, as well as with representatives of Grant Thornton LLP, the Company's independent public accountant, to discuss the financial statements. The Audit Committee also discussed with representatives of Grant Thornton LLP the matters required to be discussed by Statement on Accounting Standards 61,
"Communication with Audit Committees."

       In addition, the Audit Committee received from Grant Thornton LLP the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with representatives of Grant Thornton LLP that firm's independence.

       Based on these discussions, the financial statement review and other matters it deemed relevant, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

March 11, 2003
                                           The Audit Committee
                                           Arnold Addison
                                           John Gilbert














CERTAIN RELATIONSHIPS AND RELATED
TRANSACTIONS

Transactions with WCB and EFC

       The Company's Glenbriar Estates, South Tracy Industrial Park, San Leandro and Novato real estate projects and the Atherton higher priced home are developed through ventures with wholly-owned subsidiaries of E. F. Communities, Inc., a California corporation (collectively, "EFC"). Under the governing agreements, EFC is primarily responsible for the construction and the development of the real estate. Until March 2002, the real estate projects were developed through ventures with Westco Community
Builders, Inc., a California Corporation ("WCB").  In March
2002, EFC acquired the interests held by WCB in the ventures.

       Britt Evans is the chief executive officer and a 50% shareholder of E. F. Communities, Inc., and was also the chief executive officer and a 50% shareholder of WCB.
On October 24, 2001, upon the resignation of Lawrence
Weissberg as trustee of The Lawrence Weissberg Revocable
Living Trust, U/D/T dated November 25, 1992 (the "Trust"),
Frederick M. Weissberg, the Chairman of the Board of Directors and President of the Company, and Britt Evans became the successor co-trustees of the Trust. The Trust is a revocable trust formed by Lawrence Weissberg for estate planning and succession purposes. Britt Evans is not a beneficiary of the Trust. The assets of the Trust include 431,021 shares of the Company's
Class A Common Stock and 245,114 shares of the Company's
Class B Common Stock. On May 2, 2002, Britt Evans resigned as co-trustee of the Trust with respect to the shares of the Company's Common Stock owned by the Trust, and on June 7,
2002 Britt Evans resigned as co-trustee of the Trust with respect to all matters of the Trust. From October 24, 2001 until May 2, 2002, as a result of his shared voting and dispositive power, together with Frederick M. Weissberg, with respect to the shares of the Company's Common Stock owned by the Trust, Britt Evans was deemed to share indirect beneficial ownership of these shares.

       The Company and EFC are parties to the following ventures:
Glenbriar Joint Venture, Glenbriar Venture #2, LLC, Tracy Residential Venture Partners, LLC, Meadowbrook Ventures, LLC, Glenbrook
Homes, LLC and Meadowbrook Residences, LLC, formed for development of the Glenbriar Estates project; South Tracy Industrial Park, LLC ("STIP"), formed for development of the South Tracy
Industrial Park project; Halcyon Properties, LLC ("Halcyon"), formed for development of the San Leandro project; Woodview
Estates, LLC ("Woodview"), formed for development of the Novato project; and Marymont, LLC, formed for development of the Atherton higher priced home.

       For each venture, EFC is paid a management fee and participates in the profit. For each of the ventures other than Glenbriar Joint Venture, Glenbriar Venture #2, LLC and STIP,
the management fee is equal to 3% of the sales price of each home that is sold. For Glenbriar Joint Venture and Glenbriar Venture #2, LLC, EFC receives a fixed monthly management fee of $5,000, and for STIP EFC receives a fixed monthly management fee of $10,000. The Company (and EFC, with respect to Glenbriar Venture #2, LLC and Marymont, LLC)
receives a preferred return on equity in the ventures, at an annual rate of 10% to 12%, through December 31, 2001, and
of approximately 7%, since January 1, 2002.   Remaining
profits for each venture are split, 50% to the Company and 50% to EFC (or, in the case of Glenbriar Venture #2, LLC,
25%, 50% or 75% to the Company, depending on the amount of profits, and the remainder to EFC).

       For 2002, WCB was paid management fees for the ventures
in an aggregate amount of $781,755, representing $60,000 for Glenbriar Joint Venture, $60,000 for Glenbriar Venture #2, LLC, $120,000 for STIP, $188,985 for Tracy Residential Venture
Partners, LLC, $84,840 for Glenbrook Homes, LLC and $267,930
for Meadowbrook Ventures, LLC.  No management fees were paid for Halcyon, Woodview, Meadowbrook Residences, LLC
Marymont, LLC.   For 2002, WCB's aggregate net profit participation
for the ventures was $1,712,690, representing a profit participation of $181,210 for Glenbriar Venture #2, LLC, a profit participation of $655,907 for Tracy Residential Venture Partners, LLC, a profit participation of $28,173 for Glenbriar Joint Venture and a profit participation of $912,641 for Meadowbrook Ventures, LLC, offset by initial deficits of $10,074, $4,479, $12,635, $26,528 and
$11,525 for STIP, Halcyon, Woodview, Glenbrook Homes and
Meadowbrook Residences, respectively. A portion of the profit participation earned by WCB in 2002 was paid in 2002 and the remainder will be paid in 2003 or thereafter.

       On October 9, 2001, the Company extended a line of credit of up to $1,659,000 to WCB for construction of single family homes. During 2002, draws of $1,551,293 were made under the line of credit. As of December 31, 2002, the outstanding balance under the line of credit was $1,569,826. The line of credit bears interest at a floating rate of prime (4.25% as of December 31, 2002) plus 2% per annum and matures on April 9, 2003, and is secured by a deed of trust on the related property. In March 2002, the line of credit was assigned to EFC.


Other Transactions

       The Company subleases a portion of the Company's executive office to a corporation owned by The Lawrence Weissberg Revocable
Living Trust. That corporation's share of the lease equals 35% of the total rent and operating costs.

       In May 2001, Erika Kleczek, the Company's Principal Financial Officer, received a loan from the Company in the amount of $874,000. The loan amortized over a 30 year period and interest was payable at a fixed rate of 4.0% per annum. The loan was made for the purchase of her residence and was secured by a deed of trust.
In December 2002, the  loan was repaid in full.


       PROPOSAL 2 -- RATIFICATION AND APPROVAL OF AN
       AMENDMENT TO THE 1995 STOCK OPTION PLAN TO
       INCREASE THE AUTHORIZED NUMBER OF SHARES
       AVAILABLE UNDER THE PLAN AND TO EXTEND THE
       DATE OF TERMINATION OF THE PLAN UNTIL
       JANUARY 16, 2007

       On January 28, 2003, the Board of Directors approved an amendment (the "Plan Amendment)" to the Company's 1995 Stock
Option Plan (the "Plan") that would increase to 500,000 the aggregate number of shares which may be issued under the Plan and would extend the date of termination of the Plan from January
16, 2005 to January 16, 2007. The Plan Amendment will become effective only upon approval by the stockholders. The following discussion consists of a brief description of the principal terms and provisions of the Plan and the Plan Amendment. The Plan, as proposed to be amended, is set forth in its entirety as Appendix B to this Proxy Statement. The following summary is qualified in its entirety by reference to Appendix B. Purpose of the Plan

       The Plan is intended to contribute to maintaining the Company's performance by providing certain officers and key employees with long-term incentives in the form of options to purchase shares of Class A Common Stock, Class B Common Stock or any combination thereof. An aggregate of 400,000 shares of Class A Common Stock, Class B Common Stock or any combination thereof is currently available for grant under the Plan. The Plan Amendment would increase such aggregate number of shares to 500,000.

Administration

       The Plan is administered by the Company's Compensation Committee. The Compensation Committee has sole discretion to select the officers and key employees to whom options may be granted, to determine the number and class of Common Stock to be subject to stock options, to determine whether payment of the option price of any option shall be in cash, or shares or Common Stock of any class, or partly in cash and partly in shares, to determine whether such options shall be exercisable in full upon vesting or exercisable in installments, and to interpret, construe and implement the Plan. The Compensation Committee may also, within the general limitations of the Plan, modify, extend, renew or cancel outstanding options, provided that no rights or obligations under existing options may be altered or impaired without the consent of the optionee.

Eligibility

       Officers and key employees selected by the Compensation Committee are eligible to receive options under the Plan.
"Officers and key employees" means officers and assistant officers, both elective and appointive, presidents and general managers of divisions and subsidiaries and such other key employees as may be determined by the Compensation Committee in its sole discretion.
The actual number of individuals who will receive options under the Plan cannot be determined because selection for participation in the Plan is in the sole discretion of the Compensation Committee. Only two of the Company's officers or key employees have been granted options under the Plan. Except as described below, the Plan does not provide for any maximum or minimum amount of options which may be received by any one employee.

       During 2002, Mr. Weissberg was granted options to purchase
25,000 and 10,000  shares of Class A Common Stock on
March 12, 2003 and November 13, 2003, respectively.
During 2002, Ms. Kleczek was granted options to purchase 1,000 shares of Class A Common Stock on November 13, 2003.

Terms of Options

       Options granted under the Plan will provide for the purchase of shares of the Company's Class A Common Stock, Class B
Common Stock, or any combination thereof, at not less than the fair market value of the stock on the date the option is granted. Some of the options granted under the Plan will constitute incentive stock options. In the case of an incentive stock option held by an optionee who, on the date of grant of such option, owns more than 10% of the total combined voting power of all classes of stock of the Company, the option price will be not less than 110% of the fair market value of the stock on the date the option is granted. The Plan also provides that the aggregate fair market value of the stock (determined at the time the incentive stock option is granted) with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year may not exceed $100,000.

       On December 31, 2002, the market value of the Class A Common Stock was $15.95 per share and the market value of the Class B Common Stock was $17.625 per share, based on the average of the high and low bid information as reported on the over-the-counter market.

       The Plan provides for appropriate adjustments in the provisions of outstanding options and rights and the number of shares available for future awards in the event of any changes in the Company's outstanding Common Stock of any class by reason of certain stock dividends, stock splits or similar events.

Exercise of Options

       Options granted under the Plan will be exercisable during a period fixed by the Compensation Committee, provided that no nonqualified stock option will be exercisable before the expiration of six months from the date of grant and no incentive stock option, except as described below, will be exercisable before the expiration of one year from the date of grant and, with limited exceptions, no option will be exercisable after the expiration of ten years from the date of grant. The Plan provides that no incentive stock option will be exercisable after the expiration of five years from the date of grant of such option to an optionee who, on the date of grant of such option, owns more than 10% of the total combined voting power of all classes of stock of the Company.

       The Plan provides that an option is exercisable generally only while the optionee is an employee of the Company or one of its subsidiaries, or within 30 days following cessation of employment for reasons other than death or disability. Under certain circumstances, an option may be exercised within three months of a cessation of employment. Furthermore, if a cessation of employment occurs after a Change in Control (as defined in the Plan) and certain other conditions are satisfied, such option will terminate upon the earlier of 180 days after the date of a cessation of employment or the expiration date of such option. If an optionee ceases to be employed as a result of disability, retirement or death, the exercise period also will be extended.

       The option price is payable upon exercise of the option in cash or, in the discretion of the Compensation Committee, in shares of the Class A Common Stock, the Class B Common Stock, in a combination of cash and such shares or in the form of other consideration (including, without limitation, promissory notes) approved by the Compensation Committee.

       During an optionee's lifetime an option is exercisable only by the optionee. Options are transferable only by will or the laws of descent and distribution.

Change in Control, Reorganization, Consolidation or Merger

       If the Company is the continuing or surviving corporation in any reorganization, consolidation or merger, each outstanding option will pertain to and apply to the securities, if any, to which a holder of the same number of shares of Class A Common Stock and/or Class B Common Stock that are subject to that option would have been entitled.

       A Change in Control (as defined in the Plan) of the Company will cause each outstanding option to terminate, unless any agreement relating to a Change in Control otherwise provides or unless such Change in Control is an event described in clauses
(a)(2) or (a)(3) of the definition thereof; provided, however, that each optionee holding an outstanding option in the event of a Change in Control will have the right immediately prior to such a Change in Control, regardless of whether such option will terminate, to exercise his or her option in whole or in part without regard to any limitations on exercisability and thereafter such option will be considered fully vested.

       These "Change in Control" provisions may have certain anti-takeover effects. If a Change in Control occurs and options issued under the Plan become immediately exercisable and fully vested, such accelerated vesting could have the effect of increasing the consideration a potential acquirer would have to pay to acquire the Company since more shares and vested options would be outstanding.


Amendment and Termination

       The Board of Directors of the Company may suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment may alter or impair any rights or obligations under any option previously granted under the Plan without the consent of the optionee. Furthermore, without further stockholder approval, no such amendment may increase the number of shares subject to the Plan (except in the case of stock splits or similar changes in capitalization), change the designation of the class of employees eligible to receive options under the Plan, provide for the grant of stock options having an option price less than the fair market value on the date of grant, extend the term during which stock options granted under the Plan may be exercised, extend the date pursuant to which options under the Plan may be granted, or otherwise amend the Plan in a way that would require stockholder approval pursuant to Rule
16b-3 under the Securities Exchange Act of 1934.

       The Option Plan currently provides that options under the Plan may be made until January 16, 2005, the current date of termination of the Stock Option Plan. The Plan Amendment would extend such date to January 16, 2007.


Certain Federal Income Tax Considerations

       The current general federal income tax consequences of options granted under the Plan are summarized below. Persons in differing circumstances may have different tax consequences and the tax laws may change in the future.

       A recipient of a stock option will not have taxable income upon grant of the option. For options other than incentive stock options, the optionee will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the shares over the option price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss.

       Purchase of shares upon exercise of an incentive stock option will not result in any taxable income to the optionee, except for purposes of the alternative minimum tax. Gain or loss recognized by the optionee on a later sale or other disposition will either be long-term capital gain or loss or ordinary income depending upon whether the optionee holds the shares transferred upon the exercise for a specified period. Any ordinary income recognized will be in the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise or the amount realized from the sale exceeds the option price.

       The Company will be entitled to a tax deduction in connection with an option grant under the Plan in an amount equal to the ordinary income realized by the optionee at the time the optionee recognizes such income. In addition, section 162(m) of the Internal Revenue Code of 1986, as amended, limits the federal income tax deductibility of compensation paid to the Company's Chief
Executive Officer and to each of the other four most highly compensated executive officers. The Company generally may deduct compensation paid to such an officer (including compensation from options) only if the compensation does not exceed $1 million during any fiscal year or meets certain other requirements. At present, the Company believes that it will not be affected by section 162(m) because no Company executive currently receives compensation in excess of $1 million.


Option Awards Under the Plan Amendment

       Because options are granted under the Plan in the sole discretion of the Compensation Committee, future option grants are not determinable. The following table shows those incentive stock options to purchase shares of the Company's Class A Common
Stock granted under the Plan from January 1, 2002 through December 31, 2002 that are subject to approval of the Plan
Amendment by the stockholders. The options become exercisable over 3 years at the rate of 33.333% each year and expire no later than 5 years from the date of grant. In addition to the options shown in the table, incentive stock options to purchase 29,500 shares of the Company's Class A Common Stock were granted from January 1, 2002 through December 31, 2002 under the Plan as currently in effect.



                                           Number of Shares               Average Per-Share
Name and Position             Subject to Options              Exercise Price (1)
Frederick M.
Weissberg
Chairman of the
Board of Directors
and President                     6,500                                   $15.675

All current Executive
Officers as a Group            6,500                                  $15.675

All current Non-
Executive Directors
as a Group (2)                     N/A                                    N/A

All current Non-
Executive Officers
as a Group                           0                                         0

(1) Options were granted at an option price of 110% of the market price of the underlying shares of the Company's Class A
       Common Stock on the date of grant.

(2)  Non-employees are not eligible to receive options under the Plan.


Required Vote

       A vote FOR Proposal 2 by the holders of a majority of the outstanding shares of the Company's Class A Common Stock and Class B Common Stock, present at the Annual Meeting in person or by proxy and voting together as a single class with holders of the Class A Common Stock casting one vote per share and holders of the Class B Common Stock casting ten votes per share, is required to approve and adopt the proposal. Votes with respect to this proposal will be cast as specified in the proxy. If no specification is made, votes represented by proxy will be cast FOR the proposal.

       THE BOARD OF DIRECTORS RECOMMENDS THAT
       STOCKHOLDERS VOTE "FOR" PROPOSAL 2.


       PROPOSAL 3   RATIFICATION AND APPROVAL OF
       AN AMENDMENT TO THE STOCK  OPTION PLAN FOR
       NONEMPLOYEE DIRECTORS TO INCREASE THE
       AUTHORIZED  NUMBER OF SHARES AVAILABLE
       UNDER THE PLAN AND TO EXTEND THE DATE OF
       TERMINATION OF THE PLAN UNTIL
       JANUARY 16, 2007.

       On January 28, 2003, the Board of Directors approved an amendment (the "Director Plan Amendment") to the Company's
Stock Option Plan for Nonemployee Directors (the "Director Plan") that would increase to 25,000 the aggregate number of shares which may be issued under the Director Plan and would extend the date of termination of the Director Plan from September
28, 2004 to January 16, 2007.   The Director Plan Amendment
will become effective only upon approval by the stockholders.
The following discussion consists of a brief description of the principal terms and provisions of the Director Plan and the Director Plan Amendment. The Director Plan, as proposed to be amended, is set forth in its entirety as Appendix C to this Proxy Statement. The following summary is qualified in its entirety by reference to Appendix C.


Purpose of the Director Plan

       The Director Plan provides for the grant to nonemployee directors of nonqualified stock options to purchase Class A Common Stock pursuant to a formula and is intended to attract and retain the services of experienced and knowledgeable independent directors for the benefit of the Company and its stockholders and to provide additional incentives for such directors to continue to work for the best interests of the Company and its stockholders. An aggregate of 12,500 shares of Class A Common Stock is currently available for a grant under the Director Plan. The Director Plan Amendment would increase such aggregate number of shares of Class A Common Stock to 25,000.



Administration

       The Director Plan is administered by the Company's Compensation Committee. However, because the principal terms of all option awards are set forth in the Director Plan, the Compensation Committee has no discretion to determine which nonemployee directors will receive option awards or to set the number of shares subject to such option awards.


Eligibility

       The Director Plan provides that on the earlier of the date that any person is for the first time either appointed to the Board of Directors or elected by the stockholders of the Company to the Board of Directors, options to purchase 1,000 shares of Class A Common Stock (subject to adjustment for recapitalization, stock splits and similar events) will automatically be granted to such newly appointed or elected director; provided, however, that such automatic option grant will be made only if the director is not otherwise an employee of the Company or any of its subsidiaries on the date of such appointment or election and has not been an employee of the Company or any of its subsidiaries for all or any part of the preceding fiscal year. Thereafter, on each anniversary date of such appointment or election, as the case may be, options to purchase 500 shares of Class A Common
Stock (subject to adjustment for re-capitalizations, stock splits and similar events) will automatically be granted to such director; provided, however, that such automatic option grants will be made only if the director (a) has served on the Board of Directors for the entire fiscal year, (b) is not otherwise an employee of the Company or any of its subsidiaries on the date of grant, (c) has not been an employee of the Company or any of its subsidiaries for all or any part of the preceding fiscal year and (d) has attended at least four board meetings during the preceding fiscal year.

       In the event that the number of shares of Class A Common
Stock subject to future grant under the Director Plan is insufficient to make all automatic grants required to be made on a particular date, then all nonemployee directors entitled to a grant of options on such date will share ratably in the number of options on shares of Class A Common Stock then available for grant under the Director Plan.


Terms of Options

       The option price for shares subject to options granted under the Director Plan is the fair market value of the shares at the date of the option grant.

       On December 31, 2002, the market value of Class A Common
Stock was $15.95 per share, based on the average of the high and low bd information as reported on the over-the-counter market.

       Payments of the option price may be in cash or, at the discretion of the Compensation Committee, in shares of Class A Common
Stock or in a combination of cash and such shares.


Exercise of Options

       All options granted under the Director Plan will be exercisable in installments to the extent of one-half of the shares covered by the option on the date one year after the date of grant, and the remaining one-half of the shares covered by the option on the date two years after the date of grant.

       In the event that an optionee ceases to be a director of the Company for any reason other than his death, his option will be exercisable, to the extent it was exercisable at the date he ceased to be a director, for a period of 30 days after such date, and will then terminate. If an optionee dies while a director of the Company, or within the 30-day period after termination of such status during which he is permitted to exercise an option in accordance with the preceding sentence, then such option may be exercised at any time within six months after the optionee's death, but only to the extent the option was exercisable at the time of death. Notwithstanding any other provision of the Director Plan, no option granted under the Director Plan will be exercisable after the expiration of 10 years from the date of its grant.

       Options will not be transferable other than by will or the laws of descent and distribution, and will be exercisable during the lifetime of an optionee only by that optionee.





Amendment and Termination

       The Director Plan may be amended by the Board of Directors of the Company, except that stockholder approval will be required for any amendment which would increase the number of shares subject to the Director Plan, change the designation of the class of persons eligible to receive options under the Director Plan, provide for the grant of options having an option price per share less than fair market value on the date of grant, extend the term during which options may be exercised, extend the final date upon which options under the Director Plan may be granted, or otherwise amend the Director Plan in a way that would require stockholder approval under Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

       The Director Plan currently provides that awards of options under the Director Plan may be made until September 28, 2004, the current date of termination of the Director Plan. The Director Plan Amendment would extend such date to January 16, 2007.


Certain Federal Income Tax Consequences

       The current general federal income tax consequences of options granted under the Director Plan are summarized below. Persons in differing circumstances may have different tax consequences and the tax laws may change in the future.

       A recipient of a stock option will not have taxable income upon the grant of the option. Instead, the optionee will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the shares over the option price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss. The Company will be entitled to a tax deduction in connection with an option grant under the Director Plan in an amount equal to the ordinary income realized by the optionee at the time that he or she recognizes such income.


Option Awards Under the Director Plan Amendment

       Three of the Company's four directors receive options under the Director Plan. Mr. Weissberg does not receive options under the Director Plan since he is an employee of the Company.
       The following table shows those option grants under the Director Plan from January 1, 2002 through December 31, 2002 that are subject to approval of the Director Plan Amendment by the stockholders. In addition to the options shown in the table, options to purchase 150 shares were granted from January 1, 2002 through December 31, 2002 under the Director Plan as currently in effect.


                                 Number of Shares        Average Per-Share
Name                        Subject to Options       Option Price

Arnold Addison                  500                        $17.00
John Gilbert                        500                          20.00
Will C. Wood                     350                          15.10
All directors who
are not   executive
officers as a group           1,350                        $17.62


Required Vote

       A vote for Proposal 3 by a majority of the votes entitled to be cast by the holders of outstanding shares of the Company's Class A Common Stock and Class B Common Stock present at the Annual
Meeting in person or by proxy and voting together as a single class, with holders of the Class A Common Stock casting one vote per share and holders of the Class B Common Stock casting ten votes per share, is required to approve and adopt the Plan Amendment.
Votes with respect to the Plan Amendment will be cast as specified in the proxy. If no specification is made, votes represented by proxy will be cast FOR approval of the Plan Amendment.


       THE BOARD OF DIRECTORS RECOMMENDS THAT THE
       STOCKHOLDERS VOTE "FOR" PROPOSAL 3.


       PROPOSAL 4 -- RATIFICATION OF APPOINTMENT OF
       ACCOUNTANTS

       The Board of Directors has re-appointed the firm of Grant Thornton LLP, independent auditors for the Company during fiscal year 2002, to serve in the same capacity for the year ending December 31, 2003 and is asking the stockholders to ratify this re-appointment. In the event the stockholders fail to ratify the re-appointment, the Board of Directors will reconsider its selection. Even if the re-appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.
In addition, the Board of Directors in its discretion may determine not to seek stockholder ratification of any such different independent auditing firm or any independent auditing firm appointed with respect to future fiscal years.

       Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate stockholder questions.


Audit and Related Fees

Audit Fees
       The aggregate fees billed by Grant Thornton LLP in connection with the audit of the Company's annual financial statements for 2002 and the reviews of the financial statements included in the Company's Forms 10-Q for 2002 was $60,700.

Financial Information Systems Design and Implementation Fees

       In 2002, Grant Thornton LLP rendered no professional services to the Company in connection with the design, implementation or operation of financial information systems.

All Other Fees

       The aggregate fees billed by Grant Thornton LLP for services rendered to the Company in 2002, other than the services described above under "Audit Fees", was $22,200, which was for assistance in preparing tax returns. The Audit Committee of the Board of Directors of the Company considers the provision of these services to be compatible with maintaining
Grant Thornton LLP's independence.




Required Vote

       A vote for Proposal 4 by a majority of the votes entitled to be cast by the holders of outstanding shares of the Company's Class
A Common Stock and Class B Common Stock present at the
Annual Meeting in person or by proxy and voting together as a single class, with holders of the Class A Common Stock casting one vote per share and holders of the Class B Common Stock casting ten votes per share, is required to approve and adopt the proposal. Votes with respect to this proposal will be cast as specified in the proxy. If no specification is made, votes represented by proxy will be cast FOR the proposal.

       THE BOARD OF DIRECTORS RECOMMENDS THAT
       THE STOCKHOLDERS VOTE "FOR" PROPOSAL 4.


                                       OTHER MATTERS
       As of the date of this Proxy Statement, management knows of no business other than that specified in the Notice of Annual Meeting of Stockholders to be transacted at the Annual Meeting, but if other matters are properly raised before the Annual Meeting, it is the intention of the persons named in the enclosed proxy, in the absence of instructions to the contrary, to vote in regard thereto in accordance with their judgment; discretionary authority to do so is included in the proxy.


                        STOCKHOLDER PROPOSALS

       Any proposals of stockholders intended to be presented at the 2004 Annual Meeting must be received by the Company by December 5, 2003 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

       The accompanying proxy grants the persons named therein discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the 2004 Annual Meeting, which proposal is not intended to be included in the Company's proxy statement and form of proxy relating to such meeting, the stockholder should give the Company appropriate notice no later than February 19, 2004. If the Company fails to receive notice of the proposal by such date, the Company will not be required to provide any information about the nature of the proposal in its proxy statement and the proposal will not be submitted to the stockholders for approval at the 2004 Annual Meeting as the Company will not have received proper notice as required by the rules of the Securities and Exchange Commission.


                                      Frederick M Weissberg
                                      Chairman of the Board of Directors
                                      and President

San Francisco, California
April 3, 2003


































                                                                  APPENDIX A

               CHARTER FOR THE AUDIT COMMITTEE
                    OF THE BOARD OF DIRECTORS OF
                DOVER INVESTMENTS CORPORATION
                                    March 11, 2003

(1)  PURPOSE

       The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the performance of the Corporation's independent accountants and internal auditing department; the Corporation's systems of internal controls regarding finance, accounting and legal and ethical compliance; and the Corporation's auditing, accounting and financial reporting process generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. Consistent with this function, the Audit Committee should also provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

       The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section (4) of this Charter.

(2)  COMPOSITION

       The Audit Committee shall be comprised of two or more directors as determined by the Board, each of whom shall be independent directors and shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. The members will be free from any financial, family or other material personal relationship that, in the opinion of the Board or the Audit Committee, would interfere with the exercise of his or her independence from management and the Corporation. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

       The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified.

(3)  MEETINGS AND REPORTS

       The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its function to foster open communication, the Audit Committee shall meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee shall meet with the independent accountants and management quarterly to review the Corporation's financials consistent with Section (4) (2) below.

       The Audit Committee shall record its actions in written form that shall be incorporated as a part of the minutes of the Board. The Audit Committee shall also report regularly to the Board.
In addition, the Audit Committee shall prepare and sign the
 report required by Item 306 of Regulation S-K under the Exchange Act for inclusion in the Corporation's proxy statement for its annual meeting of stockholders.

(4)  RESPONSIBILITIES AND DUTIES

       To fulfill its responsibilities and duties, the Audit
Committee shall:

Documents/Reports Review

1. Review and reassess the adequacy of this Charter, at least annually, as conditions dictate, and recommend any proposed changes to the Board for approval.

2. Review and discuss with management and the independent accountants, prior to any filing thereof, the Corporation's annual and quarterly financial statements and reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants, and including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

Independent Accountants

4. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, obtain and review a formal written statement by the independent accountants describing the independent accountants' internal quality control procedures, and review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Processes

7. In consultation with the independent accountants and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.

8. Consider and discuss with the independent accountants the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.


10. Discuss with management and the independent accountants the effect of regulatory and accounting initiatives on the financial statements.

11. Discuss with management and the independent accountants the use of any "pro forma"or"adjusted" non-GAAP information.

12. Review any disclosures made to the Audit Committee by the President or the Principal Financial Officer in connection with their certifications of the Corporation's periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses in internal controls or any fraud involving management or other employees who have a significant role in internal controls.

Process Improvement

13. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

14. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

15. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

16. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

17. Establish, review and update periodically a Code of Ethics and Conduct and ensure that management has established a system to enforce the Code. Review management's monitoring of the Corporation's compliance with the Corporation's Code of Ethics and Conduct.

18. Ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental bodies and the public satisfy legal requirements.

19. Obtain from the independent accountants assurance that the independent accountants have fulfilled their responsibilities under Section 10A(b) of the Exchange Act (which requires independent accountants to take certain actions if the independent accountants detect or become aware of illegal acts).

20. Review the activities, organizational structure, and qualifications of the internal audit department.

21. Oversee the Corporation's compliance with SEC requirements for disclosure of independent auditor's services, and information with respect to Audit Committee members and activities.

22. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

23. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

24. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Audit
       Committee or the Board deems necessary and appropriate.














                                                               APPENDIX B

                 DOVER INVESTMENTS CORPORATION
                     1995 STOCK OPTION PLAN
       (Amended and Restated, Effective January 28, 2003)


                           ARTICLE I
                            GENERAL


          1.   PURPOSE.

          This 1995 Stock Option Plan (the "Plan") is intended to contribute to maintaining the Company's performance by providing certain officers and key employees of the Company with long-term incentives in the form of options to purchase shares of the Company's Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), Class B Common
Stock, $.01 par value per share (the "Class B Common Stock"), or any combination thereof.

          2.   ADMINISTRATION.

          The plan shall be administered by the Compensation Committee of the Board of Directors of the Company, a standing committee
(the "Committee"). The Committee shall from time to time at its discretion make determinations with respect to the officers and key employees of the Company to whom options shall be granted and the amount of such options. The Committee shall consist of not less than two (2) members of the Board of Directors. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

          The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

          3.   ELIGIBILITY.

          Subject to Section 2 of this Article I, the persons who shall be eligible to receive options under the Plan shall be such officers and key employees (including directors who are also salaried employees of the Company) of the Company as the Committee shall select. The terms "officers and key employees" as used herein shall mean officers and assistant officers, both elective and appointive, presidents and general managers of divisions and subsidiaries and such other key employees as may be determined by the Committee in its sole discretion.

          Except where the context otherwise requires, the term "Company," as used herein, shall include (i) Dover Investments Corporation and (ii) any of its "subsidiary corporations" which meet the definition of subsidiary corporation contained in Section 424(f) of the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended (the "Code"), and the terms "officers and key employees of the Company," and words of similar import, shall include officers and key employees of each such subsidiary corporation, as well as officers and key employees of Dover Investments Corporation.

          4.   SHARES OF STOCK SUBJECT TO THE PLAN.

          The shares that may be issued under the Plan shall be authorized and unissued or reacquired shares of the Company's Class A Common
Stock and Class B Common Stock. The aggregate number of shares which may be issued under the Plan shall not exceed 500,000 shares of Class A Common Stock, 500,000 shares of Class B Common Stock or an aggregate of 500,000 shares of any combination of shares of Class A
Common Stock and Class B Common Stock, unless an adjustment is required in accordance with Section 3(I) of Article II hereof.

          5.   AMENDMENT OF THE PLAN.

          The Board of Directors of the Company may, insofar as permitted by law, from time to time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall alter or impair any rights or obligations under any option theretofore granted under the Plan without the consent of the Person to whom such option was granted. Furthermore, without further stockholder approval, no such amendment shall increase the number of shares subject to the Plan (except as authorized by Section 3(I) of Article II hereof), change the designation in Section 3 of Article I of the class of employees eligible to receive options under the Plan, provide for the grant of stock options having a purchase price less than the fair market value on the date of grant, extend the term during which stock options granted under the Plan may be exercised, extend the date pursuant to which options under the Plan may be granted, or otherwise amend the Plan in a way that would require stockholder approval promulgated under Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

          6.   TERM OF PLAN.

          Awards may be made under the Plan until January 16, 2007, the date of termination of the Plan. Notwithstanding the foregoing, all options granted under the Plan shall remain in effect until such options have been satisfied by the issuance of shares or terminated in accordance with their terms and the terms of the Plan.

          7.   RESTRICTIONS.

          All options granted under the Plan shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to stock options granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

          8.   NONASSIGNABILITY.

          No stock option shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution. During the life of the grantee, any stock options which have been granted to the grantee shall be exercisable only by the grantee.

          9.   WITHHOLDING TAXES.

          Whenever under the Plan shares of Class A Common Stock, Class B Common Stock or any combination thereof are to be issued, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

          10.  CERTAIN INFORMATION.

          The Company shall provide to each optionee, during the period that such optionee has one or more outstanding options, copies of all annual reports and other information which are provided to all stockholders of the Company. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure their access to equivalent information.


                            ARTICLE II
                       STOCK OPTIONS

          1.   AWARD OF STOCK OPTIONS.

          Awards of stock options may be made under the Plan. It is intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code ("incentive stock options"), and that certain options granted pursuant to the Plan shall not constitute incentive stock options ("nonqualified stock options"). The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by such individual during any calendar year (under all incentive stock option plans of the individual's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The date on which an option is granted shall be the date of the Committee's authorization of such grant or such later date as may be determined by the Committee at the time such grant is authorized.

          2.   EFFECT OF TERMINATION OF OPTIONS.

          In the event that any outstanding option under the Plan terminates before it would otherwise have expired under its terms or expires by its terms without being fully exercised, the shares of Class A Common Stock, Class B Common Stock or any combination thereof subject to such option not issued pursuant to the exercise of such option shall again become available in the pool of shares provided under the Plan.

          3.   TERMS AND CONDITIONS OF OPTIONS.

          Stock options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time determine, which agreements shall comply with the following terms and conditions:


               (A)  Optionee's Agreement

               Each optionee shall agree to remain in the employ of and to render to the Company his or her services for a period of one (1) year from the date of the option, but such agreement shall not impose upon the Company any obligation to retain the optionee in its employ for any period.

               (B)  Number of Shares

               Each option agreement shall state the class and number of shares to which the option pertains.

               (C)  Option Price

               Each option agreement shall state the option price per share, which shall be not less than 100% of the fair market value of the Class
A Common Stock or Class B Common Stock, as the case may be, on the date that the option is granted. Notwithstanding the foregoing, the option price per share of an incentive stock option granted to a person who, on the date of such grant and in accordance with Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall be not less than 110% of the fair market value of a shares of the Class A Common
Stock or Class B Common Stock, as the case may be, on the date that the option is granted. Fair market value as used herein shall be the mean of the closing sales prices of the Class A Common Stock or Class B Common Stock, as the case may be, on the Composite Tape for New York Stock Exchange Listed Stocks on the date that such option is granted or, if the option date is not a trading date, the trading date next following the option date. If the Class A Common Stock or the Class B Common Stock is not listed on the New York Stock Exchange, fair market value shall be the highest closing sales price on the principal United States securities exchange registered under the Securities Exchange Act of 1934, as amended, on which such stock is listed, or, if such stock is not listed on any such securities exchange, the highest closing sales price or bid quotation with respect to a share of such stock on the date such option is granted on the National
Association of Securities Dealers, Inc. Automated Quotations System or any successor system or, if no such quotations are available, the fair market value on the date in question of a share of such stock as determined in good faith by the Board of Directors.



               (D)  Medium and Time of Payment

               The option price shall be payable upon the exercise of an option in the legal tender of the United States or, in the discretion of the Committee, in shares of the Class A Common Stock, Class B Common
Stock, in a combination of such legal tender and such shares or in the form of such other consideration (including, without limitation, promissory notes). Upon receipt of payment, the Company shall deliver to the optionee (or person entitled to exercise the option) a certificate or certificates for the shares of Class A Common Stock or Class B
Common Stock, as the case may be, to which the option pertains.

               (E)  Terms and Exercise of Option

               Each option shall state the time or times when it becomes exercisable, which shall be determined by the Committee; provided, however, that, except as otherwise provided herein, no option shall become exercisable until six months has elapsed from the date of grant and no incentive stock option shall become exercisable until one (1) year has elapsed from the date of grant. The Committee may specify such option exercise schedule, if any, for each option as it, in its discretion, deems appropriate. To the extent that an option has become exercisable, it may be exercised in whole or in such lesser amount as authorized by the option agreement. If exercised in part, the unexercised portion of an option shall continue to be held by the optionee and may thereafter be exercised as herein provided. Notwithstanding any other provision of the Plan, no option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date of its grant, subject, in the Committee's discretion, to Section 3(H) of this Article II. In addition, no incentive stock option granted under the Plan to a person who, at the time such option is granted and in accordance with Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company shall be exercisable after the expiration of five (5) years from the date of its grant. During the lifetime of the optionee, the option shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee, and no other person shall acquire any rights therein.

               (F)  Termination of Employment Except Disability or Death

               In the event that an optionee shall cease to be employed by the Company for any reason other than the optionee's death or disability, the optionee's option shall terminate 30 days after the date of cessation of employment; provided, however, that if such cessation of employment is with the consent of the Board of Directors of the Company, expressed in the form of a resolution, or is pursuant to the optionee's retirement under the provisions of any pension, profit sharing or other retirement plan of the Company then in effect, such option may be exercised within three (3) months after the date that he ceases to be an employee of the Company, but only to the extent such option was exercisable or would have been exercisable but for the existence of earlier-granted incentive stock options on the date of such cessation of employment; and, provided, further, that if such cessation of employment occurs after a Change in Control (as defined in Section 3(l)(i) of Article II hereof) and the provisions of Section 3(l)(i) are applicable to such option, such option shall terminate upon the earlier of 180 days after the date of such cessation of employment or the expiration date of such option.

               (G)  Disability of Optionee

               If an optionee shall cease to be employed by the Company by reason of the optionee becoming permanently and totally disabled within the meaning of Section 22(e)(3) of the Code and shall not have fully exercised the optionee's option, such option may be exercised to the extent it was exercisable immediately prior to the optionee's disability at any time within one (1) year after cessation of employment due to such disability.

               (H)  Death of Optionee and Transfer of Option

               If an optionee should die while in the employ of the Company, or within a period of three (3) months after a termination of the optionee's employment with the Company during which the optionee is still permitted to exercise an option in accordance with Subsection 3(F) of this Article II and shall not have fully exercised the optionee's option, such option may be exercised to the extent it was exercisable immediately prior to the optionee's death at any time within one (1) year after the optionee's death. Such option may be exercised to the extent it was exercisable immediately prior to the optionee's death by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the option directly from the optionee by the optionee's will or the applicable law of descent and distribution.

               (I)  Recapitalizations and Reorganizations

               The number of shares of Class A Common Stock and Class B Common Stock covered by the Plan, and each outstanding option hereunder and the price per share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Class A Common Stock and Class B Common
Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend in excess of 2% or any other increase or decrease in the number of issued and outstanding shares of Class A Common Stock and Class B Common Stock effected without receipt of consideration by the Company.

               If the Company shall be the continuing or surviving corporation in any reorganization, consolidation or merger, each outstanding option shall pertain to and apply to the securities, if any, to which a holder of the same number of shares of Class A Common
Stock and/or Class B Common Stock that are subject to that option would have been entitled.

               A "Change in Control" of the Company (as defined below) shall cause each outstanding option to terminate, unless any agreement relating to a Change in Control shall otherwise provide or unless such Change in Control is an event described in clauses (a)(2) or (a)(3) of the following paragraph; provided, however, that each optionee holding an outstanding option in the event of a Change in Control shall have the right immediately prior to such a Change in Control, regardless of whether such option will terminate, to exercise his or her option in whole or in part without regard to any limitations on exercisability and thereafter such option shall be considered fully vested.

               For the purposes hereof, a "Change in Control" shall be deemed to have occurred when (a) there shall be consummated (1) any reorganization, consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, or (2) any reorganization, consolidation or merger of the Company in which the Company is the continuing or surviving corporation and pursuant to which shares of the Company's Class A Common Stock and Class
B Common Stock would be converted into cash, securities or other property, or (3) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (b) the stockholders of the Company approve a plan or proposal for the liquidation or dissolution of the Company, or (c) the Board of Directors of the Company or the Committee shall have been determined that such a "Change in Control" otherwise has occurred.

          To the extent that the foregoing adjustments in this Section 3(I) relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

               The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations of changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

               (J)  Rights as a Stockholder

               An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by his or her option until the date of the receipt of payment by the Company and the issuance of a stock certificate to him or her for such shares pursuant to Section 3(D) of this Article II. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to such date, except as provided in Section 3(I) of this Article II.

               (K)  Modification, Extension and Renewal of Options

               Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend, renew or cancel outstanding options granted under the Plan. Notwithstanding the foregoing, however, no modification of an option shall, without the consent of the optionee, alter or impair any right or obligations under any option theretofore granted under the Plan.

               (L)  Other Provisions

               The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option or restrictions required by any applicable securities laws, as the Committee, in its discretion, shall deem advisable.

          4.   APPLICATION OF FUNDS.

          The proceeds received by the Company from the sale of Class A Common Stock, Class B Common Stock or any combination thereof pursuant to options will be used for general corporate purposes.

          5.   NO OBLIGATION TO EXERCISE OPTION.

          The granting of an option shall impose no obligation upon the optionee to exercise such option.

                                                           APPENDIX C

                  DOVER INVESTMENTS CORPORATION
                             STOCK OPTION PLAN FOR
                           NONEMPLOYEE DIRECTORS
        (Amended and Restated, Effective January 28, 2003)

                            ARTICLE I
                             GENERAL


          1.   PURPOSE.

          This Stock Option Plan for Nonemployee Directors (the "Plan") is intended to attract and retain the services of experienced and knowledgeable independent directors of Dover Investments Corporation (the "Company") for the benefit of the Company and its stockholders and to provide additional incentives for such directors to continue to work for the best interests of the Company and its stockholders.

          2.   ADMINISTRATION.

          The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee shall, subject to the provisions of the Plan, grant options under the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

          The interpretation and construction by the Committee of any provision of the Plan or of any option granted under it shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

          3.   ELIGIBILITY.

          Each director of the Company who is not otherwise an employee of the Company or any subsidiary and has not been an employee of the Company or any subsidiary for all or any part of the preceding fiscal year shall automatically be granted options to purchase 1,000 shares of the Company's Class A Common Stock, $.01 par value per share (the "Class A Stock") (subject to adjustment as provided in Article III hereof) on November 16, 1994. Thereafter, options to purchase 500 shares of Class
A Stock (subject to adjustment as provided in Article III hereof) shall automatically be granted to each such director; provided, however, that such automatic option grants shall be made only if the director
(i) has served on the Board of Directors for the entire two preceding fiscal years, (ii) is not otherwise an employee of the Company or any subsidiary on the date of grant, and (iii) has not been an employee of the Company or any subsidiary for all or any part of the preceding fiscal year.


               In addition, on the earlier of the date that any person is for the first time appointed to the Board of Directors or elected by the stockholders of the Company to the Board of Directors, options to purchase 1,000 shares of Class A Stock (subject to adjustment as provided in Article III hereof) shall automatically be granted to such newly appointed or elected director; provided, however, that such automatic option grant shall be made only if the director is not otherwise an employee of the Company or any subsidiary on the date of such appointment or election and has not been an employee of the Company or any subsidiary for all or any part of the preceding fiscal year. Thereafter, on the date of such appointment or election, as the case may be, options to purchase 500 shares of Class A Stock
(subject to adjustment as provided in Article III hereof) shall automatically be granted to such director; provided, however, that such automatic option grants shall be made only if the director
(i) has served on the Board of Directors for the entire fiscal year,
(ii) is not otherwise an employee of the Company or any subsidiary on the date of grant, (iii) has not been an employee of the Company or any subsidiary for all or any part of the preceding fiscal year, and
(iv) has attended at least four board meetings during the preceding fiscal year.

           In the event that the number of shares of Class A Stock subject to future grant under the Plan is insufficient to make all automatic grants required to be made on a particular date, then all nonemployee directors entitled to a grant of options on such date shall share ratably in the number of options on shares of the Class A Stock then available for grant under the Plan.

          4.   SHARES OF STOCK SUBJECT TO THE PLAN.

          The shares that may be issued under the Plan shall be authorized and unissued or reacquired shares of the Class A Stock. The aggregate number of shares which may be issued under the Plan shall not exceed 25,000 shares of Class A Stock, unless an adjustment is required in accordance with Article III

          5.   AMENDMENT OF THE PLAN.

          The Board of Directors may, insofar as permitted by law, from time to time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall alter or impair or diminish any rights or obligations under any option theretofore granted under the Plan without the consent of the person to whom such option was granted. In addition, without further stockholder approval, no such amendment shall increase the number of shares subject to the Plan (except as authorized by Article III), change the designation in Section 3 of Article I of the class of persons eligible to receive options under the Plan, provide for the grant of options having an option price per share less than fair market value (as defined in Section 11 of this Article I) on the date of grant, extend the term during which options may be exercised, extend the final date upon which options under the Plan may be granted, or otherwise amend the Plan in a way that would require stockholder approval under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, as required by such Rule 16b-3, the provisions of Section 3 of Article I regarding the formula for determining the amount, exercise price and timing of grants of options shall in no event be amended more than once every six months, other than to comport with changes in the Internal
Revenue Code of 1986, as amended.

          6.   APPROVAL OF STOCKHOLDERS.

          All options granted under the Plan before the Plan is approved by affirmative vote at the 1990 annual meeting of stockholders of the Company, or any adjournment thereof, of the holders of a majority of the outstanding shares of Class A Stock and Class B Stock, $.01 par value per share, of the Company, voting together as a single class, present in person or by proxy and entitled to vote at the meeting shall be subject to such approval. No option granted hereunder may become exercisable unless and until such approval is obtained.

          7.   TERM OF PLAN.

          Options may be granted under the Plan until January 16, 2007, the date of termination of the Plan. Notwithstanding the foregoing, each option granted under the Plan shall remain in effect until such option has been satisfied by the issuance of shares or terminated in accordance with its terms and the terms of the Plan.

          8.   RESTRICTIONS.

          All options granted under the Plan shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to options granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issuance, if any, or purchase of shares in connection therewith, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

          9.   NONASSIGNABILITY.

          No option shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution. During the lifetime of the optionee, the option shall be exercisable only by him, and no other person shall acquire any rights therein.

          10.  WITHHOLDING TAXES.

          Whenever shares of Class A Stock are to be issued under the Plan, the Company shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

          11.  DEFINITION OF "FAIR MARKET VALUE".

          For the purposes of this Plan, the term "fair market value", when used in reference to the date of grant of an option or the date of surrender of Class A Stock in payment for the purchase of shares pursuant to the exercise of an option, as the case may be, shall mean the closing sale price of the Class A Stock on the New York Stock
Exchange as shown on the Composite Tape for New York Stock
Exchange -- Listed Stocks.  If the Class A Stock is not listed on the
New York Stock Exchange, the term "fair market value" shall mean the highest closing sale price on such date on the principal United
States securities exchange registered under the Exchange Act on which such stock is listed, or, if such stock is not listed on any such securities exchange, the highest closing sale price or bid quotation with respect to a share of such stock on such date on the NASDAQ/National Market System or the National Association of
Securities Dealers, Inc. Automated Quotations System or any successor system, or, if no such quotations are available, the fair market value on such date of a share of such stock as determined in good faith by the Committee.


                                                     ARTICLE II
                                                STOCK OPTIONS

          1.   AWARD OF STOCK OPTIONS.

          Awards of stock options shall be made under the Plan under all the terms and conditions contained herein. Each option granted under the Plan shall be evidenced by an option agreement duly executed on behalf of the Company and by the director to whom such option is granted, which option agreements may but need not be identical and shall comply with and be subject to the terms and conditions of the Plan. Any option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

          2.   TERM OF OPTIONS AND EFFECT OF TERMINATION.

          Notwithstanding any other provision of the Plan, no option granted under the Plan shall be exercisable after the expiration of 10 years from the date of its grant.

          In the event that any outstanding option under the Plan expires by reason of lapse of time or otherwise is terminated for any reason, then the shares of Class A Stock subject to any such option which have not been issued pursuant to the exercise of the option shall again become available in the pool of shares of Class A Stock for which options may be granted under the Plan.

          3.   TERMS AND CONDITIONS OF OPTIONS.

          Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time determine, which agreements shall comply with the following terms and conditions.




               A.   Number of Shares

               Each option agreement shall state the number of shares to which the option pertains.

               B.   Option Price

               Each option agreement shall state the option price per share (or the method by which such price shall be computed), which shall be equal to 100% of the fair market value of a share of the Class
A Stock on the date such option is granted.

               C.   Medium and Time of Payment

               The option price shall be payable upon the exercise of an option in the legal tender of the United States or, in the discretion of the Committee, in shares of the Class A Stock or in a combination of such legal tender and such shares. Upon receipt of payment, the Company shall deliver to the optionee (or person entitled to exercise the option) a certificate or certificates for the shares of Class A Stock to which the option pertains.

               D.   Exercise of Options

               Options granted under the Plan shall become exercisable in installments to the extent of one-half of the shares covered by the option on the date one year after the date of grant, and the remaining one-half of the shares covered by the option on the date two years after the date of grant.

               To the extent that an option has become exercisable and subject to the restrictions and limitations set forth in this Plan and in the option agreement, it may be exercised in whole or in such lesser amount as may be authorized by the option agreement; provided, however, that no option shall be exercised for fewer than 100 shares.
If exercised in part, the unexercised portion of an option shall continue to be held by the optionee and may therefore be exercised as herein provided.

               E.   Termination of Directorship Except by Death

               In the event that an optionee shall cease to be a director of the Company for any reason other than his death, his option shall be exercisable, to the extent it was exercisable at the date he cease to be a director, for a period of 30 days after such date, and shall then terminate. Such option may be exercised at any time within such 30-day period and prior to the date on which the option expires by its terms.

               F.   Death of Optionee and Transfer of Option

               If an optionee dies while a director of the Company, or within the 30-day period after termination of such status during which he is permitted to exercise an option in accordance with subsection 3(E) of this Article II, such option may be exercised at any time within six months after the optionee's death, but only to the extent the option was exercisable at the time of death. Such option may be exercised at any time within such six-month period and prior to the date on which the option expires by its terms. During such period, such option may be exercised by any person or persons designated by the optionee on a Beneficiary Designation Form adopted by the Committee for such purpose, or, if there is no effective Beneficiary Designation Form on file with the Committee, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the option directly from the optionee by his will or the applicable laws of descent and distribution.


                                       ARTICLE III
               RECAPITALIZATION AND REORGANIZATIONS

          The number of shares of Class A Stock covered by the Plan, the number of shares and price per share of each outstanding option, and the number of shares subject to each grant provided for in
Article I, Section 3 hereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Class A Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of issued and outstanding shares of Class A Stock effected without receipt of consideration by the Company.

          If the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the same number of shares of Class
A Stock that are subject to that option would have been entitled.
A dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding option to terminate, unless the agreement of merger or consolidation shall otherwise provide; provided that, in the event such dissolution, liquidation, merger or consolidation will cause outstanding options to terminate, each optionee shall have the right immediately prior to such dissolution, liquidation, merger or consolidation to exercise his option in whole or in part without regard to any limitations on the exercisability of such option other than
(i) the expiration date of the option, (ii) the limitation set forth in
Section 9 of Article I, and (iii) the 100 share limitation set forth in subsection 3(D) of Article II.

          To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

          The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.



                              ARTICLE IV
                MISCELLANEOUS PROVISIONS

          1.   RIGHTS AS A STOCKHOLDER.

          An optionee or a transferee of an option shall have no rights as a stockholder with respect to any shares covered by an option until the date of the receipt of payment (including any amounts required by the Company pursuant to Section 10 of Article I) by the Company.
No adjustment shall be made as to any option for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to such date, except as provided in Article III.

          2.   PURCHASE FOR INVESTMENT.

          Unless the shares of Class A Stock to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933 as now in force or hereafter amended, the Company shall be under no obligation to issue any shares of Class
A Stock covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel to the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he is acquiring the shares of Class A Stock issued to him pursuant to such exercise of the option for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of Class A Stock, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares of Class A Stock are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

          3.   OTHER PROVISIONS.

          The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option or restrictions required by any applicable securities laws, as the Committee shall deem advisable.

          4.   APPLICATION OF FUNDS.

          The proceeds received by the Company from the sale of Class A Stock pursuant to the exercise of options will be used for general corporate purposes.

          5.   NO OBLIGATION TO EXERCISE OPTION.

          The granting of an option shall impose no obligation upon the optionee to exercise such option.


















                                       PROXY
           DOVER INVESTMENTS CORPORATION
  PROXY FOR HOLDERS OF CLASS A COMMON STOCK
     THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS

       The undersigned hereby appoints Frederick M. Weissberg and Will C. Wood and each of them as proxies with full power of substitution and hereby authorizes them to represent and to vote as designated below all the shares of Class A Common Stock of Dover Investments Corporation (the "Company") held of record by the undersigned on March 24, 2003, at the Annual Meeting of Stockholders to be held at the Hyatt Regency San Francisco, 5 Embarcadero Center, San Francisco, California, on May 22, 2003 at 9:00 A.M., local time, or any adjournment thereof.

       Comments/Address Change: Please mark comment/address box on reverse side.

       Please mark, sign, date and return this Proxy card promptly using the enclosed envelope.
























The Board of Directors recommends that stockholders vote
"FOR" the nominees and "FOR" Proposals 2, 3 and 4.
1.   ELECTION OF CLASS A
      DIRECTORS:                       FOR     WITHHELD
      Will C. Wood
      (INSTRUCTION:
      To withhold authority
      to vote for any individual
      nominee(s), write that
      nominee's name on the
      space provided below)

2.   RATIFICATION AND         FOR     AGAINST   ABSTAIN

      APPROVAL OF AN
      AMENDMENT TO THE
      1995 STOCK OPTION
      PLAN TO INCREASE
      THE AUTHORIZED
      NUMBER OF SHARES
      AVAILABLE UNDER
      THE PLAN AND TO
      EXTEND THE DATE
      OF TERMINATION OF
      THE PLAN UNTIL
      JANUARY 16, 2007.

3.   RATIFICATION AND         FOR     AGAINST   ABSTAIN
      APPROVAL OF AN
      AMENDMENT TO THE
      STOCK OPTION PLAN
      FOR NONEMPLOYEE
      DIRECTORS TO
      INCREASE THE
      AUTHORIZED NUMBER
      OF SHARES AVAILABLE
      UNDER THE PLAN AND
      TO EXTEND THE DATE
      OF TERMINATION OF
      THE PLAN UNTIL
      JANUARY 16, 2007.

4.   RATIFICATION OF THE    FOR     AGAINST   ABSTAIN
      APPOINTMENT
      OF GRANT THORNTON,
      LLP AS THE COMPANY'S
      INDEPENDENT PUBLIC
      ACCOUNTANT FOR THE
      YEAR ENDED
      DECEMBER 31, 2003.

      I PLAN TO ATTEND THE MEETING
      COMMENTS/ADDRESS CHANGE

Please mark this box, if you have written comments/address change on the reverse side.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of directors nominated by the Board of Directors, FOR the ratification and approval of an amendment to the 1995 Stock Option Plan, FOR the ratification and approval of an amendment to the Stock Option Plan for Nonemployee Directors, FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent public accountant and, in the discretion of the proxies, upon any other matters that may properly come before the meeting.

Signature(s)                         Date:

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.














                                     PROXY
      DOVER INVESTMENTS CORPORATION
 PROXY FOR HOLDERS OF CLASS A COMMON STOCK
   THIS PROXY IS SOLICITED ON BEHALF OF THE
                      BOARD OF DIRECTORS

      The undersigned hereby appoints Frederick M. Weissberg and Will C. Wood and each of them as proxies with full power of substitution and hereby authorizes them to represent and to vote as designated below all the shares of Class A Common Stock of Dover Investments Corporation (the "Company") held of record by the undersigned on March 24, 2003, at the Annual Meeting of Stockholders to be held at the Hyatt Regency San Francisco, 5 Embarcadero Center, San Francisco, California, on
May 22, 2003 at 9:00 A.M., local time, or any adjournment thereof.

      Comments/Address Change: Please mark comment/address box on reverse side.

      Please mark, sign, date and return this Proxy card promptly using the enclosed envelope.























The Board of Directors recommends that stockholders vote "FOR"
the nominees and "FOR" Proposals 2, 3 and 4.
1.   ELECTION OF CLASS B    FOR     WITHHELD
      DIRECTORS:
      01 Frederick M. Weissberg,
      02 Arnold Addison,
      03 John Gilbert
      (INSTRUCTION:
      To withhold authority to
      vote for any individual
      nominee(s), write that
      nominee's name on the
      space provided below)

2.   RATIFICATION AND         FOR     AGAINST   ABSTAIN
     APPROVAL OF AN
      AMENDMENT TO THE
      1995 STOCK OPTION
      PLAN TO INCREASE
      THE AUTHORIZED
      NUMBER OF SHARES
     AVAILABLE UNDER
     THE PLAN AND TO
      EXTEND THE DATE
      OF TERMINATION OF
      THE PLAN UNTIL
      JANUARY 16, 2007.

3.   RATIFICATION AND         FOR     AGAINST   ABSTAIN
      APPROVAL OF AN
      AMENDMENT TO THE
      STOCK OPTION PLAN
      FOR NONEMPLOYEE
      DIRECTORS TO
      INCREASE THE
      AUTHORIZED NUMBER
      OF SHARES AVAILABLE
      UNDER THE PLAN AND
      TO EXTEND THE DATE
      OF TERMINATION OF
      THE PLAN UNTIL
      JANUARY 16, 2007.

4.   RATIFICATION OF THE    FOR     AGAINST   ABSTAIN
      APPOINTMENT OF
      GRANT THORNTON, LLP
      AS THE COMPANY'S
      INDEPENDENT PUBLIC
      ACCOUNTANT FOR THE
      YEAR ENDED
      DECEMBER 31, 2003.

      I PLAN TO ATTEND THE MEETING
      COMMENTS/ADDRESS CHANGE

Please mark this box, if you have written comments/address change on the reverse side.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of directors nominated by the Board of Directors, FOR the ratification and approval of an amendment to the 1995 Stock Option Plan, FOR the ratification and approval of an amendment to the Stock Option Plan for Nonemployee Directors, FOR the ratification of the appointment of Grant Thornton LLP as the Company's independent public accountant and, in the discretion of the proxies, upon any other matters that may properly come before the meeting.

Signature(s)                         Date:

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.